Premises and Equipment - Schedule of Premises and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Property Plant And Equipment Useful Life And Values [Abstract]
Land	$ 77,113	$ 81,761
Buildings	217,469	221,022
Furniture, fixtures and equipment	110,663	101,907
Total premises and equipment	405,245	404,690
Accumulated depreciation	(117,735)	(101,167)
Total premises and equipment, net	$ 287,510	$ 303,523